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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  Form 8-K/A

                              AMENDMENT NUMBER 1



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)      June 30, 1995



                         ALPHA TECHNOLOGIES GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

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
     Delaware                    0-14365                 76-0079338
--------------------           -----------           ------------------
  (State or other              (Commission            (I.R.S. Employer
   jurisdiction of             File Number)          Identification No.)
    incorporation)
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                 333 Cypress Run, Suite 360  Houston, TX     77094
               ------------------------------------------  ----------
                  Address of principal executive offices   (Zip Code)



      Registrant's telephone number, including area code      713-647-9941

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     This report is being filed to amend the report filed by Registrant on Form
8-K dated July 14, 1995 which reported that on June 30, 1995, Wakefield Engineering, Inc. (Wakefield), a wholly-owned subsidiary of the Registrant, through its then newly formed wholly-owned subsidiary, Specialty Acquisition Corp. ("Specialty Acquisition"), acquired substantially all of the assets and business and assumed certain liabilities of Specialty Extrusion, LTD ("Specialty Extrusion"). The name of Specialty Acquisition was subsequently changed to Specialty Extrusion Corp.

     Per Regulation SB, since none of the conditions in the definitions of significant subsidiary exceeds 20% and audited financial statements of the acquired business were not available, an automatic waiver of the required audited financial statements was granted. The financial statements contained herein were prepared using (i) internal records of Specialty Extrusion and (ii) a compilation prepared by an outside public accounting firm.

     The following unaudited pro forma balance sheet of the Registrant as of April 30, 1995 and the unaudited pro forma income statement for the six months ended April 30, 1995 and the year ended October 31, 1994 give effect to the acquisition of Specialty Extrusion including pro forma adjustments.

     Pro forma adjustments relating to the statements of income were computed assuming the transaction was consummated on November 1, 1993, and include adjustments which give effect to events that are directly attributable to the transaction and expected to have a continuing impact on the Registrant. Pro forma adjustments related to the pro forma balance sheet were computed assuming the transaction was consummated on April 30, 1995, and include adjustments which give effect to events that are directly attributable to the transaction and factually supportable regardless of whether they have a continuing impact or are nonrecurring.

     These unaudited pro forma statements are based on historical financial information of Specialty Extrusion and the Registrant and do not necessarily represent the financial condition or results of operations which would have occurred if the acquisition had taken place according to the assumptions described above, nor are they necessarily indicative of future results of operations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Unaudited financial statements of the business acquired.

     Exhibit 99.1  Balance Sheets of Specialty Extrusion as of
                   December 31, 1994 and March 31, 1995.

                   Statements of Income of Specialty Extrusion for the year ended December 31, 1994 and for the three months ended March 31, 1995.

                   Statements of Stockholders' Equity of Specialty Extrusion for the year ended December 31, 1994 and for the three months ended March 31, 1995.

                   Statements of Cash Flows of Specialty Extrusion for the year ended December 31, 1994 and for the three months ended March 31, 1995.

                   Notes to Financial Statements of Specialty Extrusion.

     (b) Unaudited financial statements.

     Exhibit 99.2 Pro forma balance sheet of Registrant as of April 30, 1995.

                   Pro forma income statement of the Registrant for the six months ended April 30, 1995.

                   Notes to pro forma financial statements of Registrant.

     (c)  Exhibits

     See Item 7(a) and 7(b) for a description of the exhibits.

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Alpha Technologies Group, Inc.



Date:  September 12, 1995                    By:   /S/ Johnny J. Blanchard
       ------------------                        ----------------------------
                                                       Johnny J. Blanchard
                                                     Chief Financial Officer
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                                INDEX TO EXHIBIT


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
                                                          Sequentially
Exhibit                                                     Numbered
Number                  Description of Exhibit                Page
-------                 ----------------------            -------------

99.1                   Unaudited financial statements
                       of the business acquired.

99.2                   Unaudited pro forma financial
                       statements.
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